Severance Pay Liability, Net	12 Months Ended
Dec. 31, 2024
Disclosure of defined benefit plans [abstract]
Severance Pay Liability, Net
Note 16:	Severance Pay Liability, Net

The Company has liabilities for severance pay for its employees in Israel and in several EU jurisdictions. The Company’s liability for employee benefits is based on local laws, valid labor agreements, the employee’s salary and the applicable terms of employment, which together generate a right to severance compensation. Post‑employment employee benefits are partially financed by deposits with defined contribution plans, as detailed below.

The Israeli Severance Pay Law, 1963 (“Severance Pay Law”), specifies that Israeli employees are entitled to severance payment, following the termination of their employment.

Under the Severance Pay Law, the severance payment is calculated as one month salary for each year of employment, or a portion thereof. Under Section 14 of the Severance Pay Law (“Section 14”), employees are entitled to have monthly deposits, at a rate of 8.33% of their monthly salary, made on their behalf to their insurance funds. Payments in accordance with Section 14 release the Company from the liability for any future severance payments in respect of those employees.

The majority of the Company’s liability for severance pay is covered by Section 14. Accordingly, the Company does not recognize any liability for severance pay due to these employees and the deposits under Section 14 are not recorded as an asset in the Company’s balance sheet. These contributions for compensation represent defined contribution plans. The Company recognizes liability for severance pay due to its employees in EU in accordance with local laws and its Israeli employees which are not under Section 14.